BARON ASSET FUND

                                POWER OF ATTORNEY
                                -----------------


     The undersigned in his or her capacity as a Trustee or officer, or both, as the case may be, of the Baron Asset Fund (the "Trust") does hereby appoint Linda
S. Martinson and Ronald Baron, and each of them, severally, his or her true and lawful attorney and agent to execute in his or her name, place and stead (in such capacity) any and all amendments to the Registration Statement of the Trust and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Trust thereon and to file the same with the Securities and Exchange Commission; and any and all other instruments or documents necessary or desirable in connection with the establishment of a new series of the Trust or any other corporate action authorized by the Board of Trustees. Each of said attorneys and agents have power and authority of do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


Signature                     Title                            Date
---------                     -----                            ----

/s/ Ronald Baron              President and Trustee            November 4, 1997
-------------------------
    Ronald Baron

/s/ Norman S. Edelcup         Trustee                          November 4, 1997
-------------------------
    Norman S. Edelcup

/s/ Neal M. Elliott           Trustee                          November 4, 1997
-------------------------
    Neal M. Elliott

/s/ Mark M. Feldman           Trustee                          November 4, 1997
-------------------------
    Mark M. Feldman

/s/ Irwin Greenberg           Trustee                          November 4, 1997
-------------------------
    Irwin Greenberg

/s/ Linda S. Martinson        Secretary, Trustee               November 4, 1997
-------------------------
    Linda S. Martinson

/s/ Charles N. Mathewson      Trustee                          November 4, 1997
-------------------------
    Charles N. Mathewson

/s/ Harold W.  Milner         Trustee                          November 4, 1997
-------------------------
    Harold W. Milner

Signature                     Title                            Date
---------                     -----                            -----


/s/ Raymond Noveck            Trustee                          November 4, 1997
-----------------------
    Raymond Noveck

/s/ Morty Schaja              Senior Vice President            November 4, 1997
-----------------------       and Trustee
    Morty Schaja

/s/ David A. Silverman        Trustee                          November 4, 1997
-----------------------
    David A. Silverman

/s/ Daniel Tisch              Trustee                          November 4, 1997
-----------------------
    Daniel Tisch